EXHIBIT 23.5

                        Analytical Service Group
                            3010 Scott Blvd.
                          SANTA CLARA, CA 95054


                CONSENT OF INDEPENDENT TESTING LABORATORIES


As an Independent Testing Laboratory, we consent to the use of our test data results produced for Itec Environmental Group, Inc dated September 12, 2002 in the Registration Statement on Form SB-2/A, Amendment No. 4.

Sincerely,

 /s/ Hugh E. Gotts
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Hugh E. Gotts
Analytical Services Group
Santa Clara, CA
November 26, 2003